SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2004

RESPIRONICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-16723	25-1304989

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1010 Murry Ridge Lane
Murrysville, Pennsylvania		15668-8525

(Address of Principal Executive Offices)		(Zip Code)

724-387-5200

(Registrant’s telephone number, including area code)

Item 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURES
INDEX TO EXHIBITS
Exhibit 99

Item 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 22, 2004, Respironics Inc. issued a press release announcing its financial results for the three and nine months ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.

Exhibits

99 Press release, dated April 22, 2004, issued by Respironics, Inc.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPIRONICS, INC.
By:	/s/ Daniel J. Bevevino
Daniel J. Bevevino
Vice President, and Chief Financial and Principal Accounting Officer

Dated: April 22, 2004

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INDEX TO EXHIBITS

Exhibit No.	Description
99	Press release, dated April 22, 2004, issued by Respironics, Inc.

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